                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                December 2, 2003
                Date of Report (Date of earliest event reported)

                             UNITED NATIONAL BANCORP
             (Exact name of registrant as specified in its charter)

                        Commission File Number 000-16931

                  New Jersey                               22-2894827
       (State or other jurisdiction of                  (I.R.S. Employer
        incorporation or organization)                 Identification No.)

                               1130 Route 22 East
                           Bridgewater, NJ 08807-0010
          (Address of principal executive offices, including zip code)

                                 (908) 429-2200
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Item 5. Other Information

           On December 2, 2003, the Registrant issued a press release reporting the results of the Special Meeting of Shareholders. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 7. Financial Statements and Exhibits

           (c) The exhibit listed on the Exhibit Index accompanying this Form 8-K is included herewith.

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       UNITED NATIONAL BANCORP

                                       (Registrant)

       Date:  December 2, 2003         By:    /s/ Alfred J. Soles
                                              -------------------------------
                                              Alfred J. Soles
                                              Senior Vice President and Chief
                                              Financial Officer

                                  EXHIBIT INDEX

Number         Description                                 Method of Filing
------         -----------                                 ----------------
99.1           Press Release, dated December 2, 2003.      Included Herewith